                                                                   EXHIBIT 99.4




UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information and explanatory notes are presented to show the impact on the historical financial position and results of operations of Household Finance Corporation ("HFC") of the Merger under the "pooling of interests" method of accounting. Following the Merger, the common stock of Beneficial and substantially all the consolidated net assets of Beneficial were contributed to HFC by its parent, Household International, Inc. ("Household"). The unaudited pro forma condensed combined financial information combines the historical financial information of HFC and Beneficial at March 31, 1998, for the three months ended March 31, 1998 and 1997, and for each of the three years ended December 31, 1997.

The pro forma condensed combined financial information for the three months ended March 31, 1998 and 1997 and for each of the three years ended December 31, 1997 is based on and derived from, and should be read in conjunction with,
(a) the historical consolidated financial statements and the related notes thereto of HFC (as previously filed), and (b) the historical consolidated financial statements and the related notes thereto of Beneficial, which are included herein under Item 7(a).

                HOUSEHOLD FINANCE CORPORATION AND SUBSIDIARIES
                  PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              At March 31, 1998
                                 (Unaudited)
                                (In millions)


                                            HFC      Beneficial   Adjustments     Pro Forma
                                        ----------  -----------   -----------    -----------
Assets
  Cash                                  $    369.3  $     224.6                   $    593.9
  Investment securities                    1,673.5        633.9                      2,307.4
  Receivables, net                        19,804.3     14,243.6                     34,047.9
  Advances to parent company and
    affiliates                                67.5                                      67.5
  Acquired intangibles and
    goodwill, net                          1,877.4         50.6                      1,928.0
  Properties and equipment, net              204.4        233.0      ($127.0)(b)       310.4
  Real estate owned                          113.0         75.1                        188.1
  Other assets                             1,487.3        835.2       (159.0)(b)     2,163.5
                                        ----------  -----------  -----------      ----------
  Total assets                          $ 25,596.7  $  16,296.0      ($286.0)     $ 41,606.7
                                        ==========  ===========  ===========      ==========
Liabilities and Shareholder's Equity
  Debt:
    Deposits                                        $     509.7                   $    509.7
    Commercial paper, bank and other
      borrowings                        $  5,966.4      3,935.6                      9,902.0
    Senior and senior subordinated
      debt (with original maturities
      over one year)                      13,456.0      8,662.7                     22,118.7
                                        ----------  -----------  -----------      ----------
  Total debt                              19,422.4     13,108.0                     32,530.4

  Insurance policy and claim reserves        937.4        357.8                      1,295.2
  Other liabilities                          938.9        782.2  $     465.0(b)      2,186.1
                                        ----------  -----------  -----------      ----------
  Total liabilities                       21,298.7     14,248.0        465.0        36,011.7

  Preferred stock                                         114.8       (114.8)(a)
  Common shareholder's equity:
    Common stock                                           54.4        (54.4)(a)
    Additional paid-in capital             2,256.3        349.7        169.2 (a)     2,775.2
    Retained earnings                      2,042.4      1,551.4       (751.0)(b)     2,842.8
    Foreign currency translation
      adjustments                             (8.2)       (27.4)                       (35.6)
    Unrealized gain on
      investments, net                         7.5          5.1                         12.6
                                        ----------  -----------  -----------      ----------
    Total common shareholder's equity      4,298.0      1,933.2       (636.2)        5,595.0
                                        ----------  -----------  -----------      ----------
    Total liabilities and shareholder's
      equity                            $ 25,596.7  $  16,296.0      ($286.0)     $ 41,606.7
                                        ==========  ===========  ===========      ==========

(a) The pro forma amount reflects the exchange of Beneficial common stock and Beneficial convertible preferred stock for Household International common stock and Beneficial preferred stock for Household International preferred stock.

(b)  Reflects the effect of the Merger and Integration Costs. See Note 2.


See Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

                HOUSEHOLD FINANCE CORPORATION AND SUBSIDIARIES
               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                  For the Three Months Ended March 31, 1998
                                 (Unaudited)
                                (In millions)



                                           HFC     Beneficial  Pro Forma
                                         --------  ----------  ----------
Finance and other interest income        $  579.1  $    565.8  $  1,144.9
Interest expense                            276.6       223.6       500.2
                                         --------  ----------  ----------
Net interest margin                         302.5       342.2       644.7
Provision for credit losses on owned
  receivables                               208.8       139.8       348.6
                                         --------  ----------  ----------
Net interest margin after provision for
  credit losses                              93.7       202.4       296.1
                                         --------  ----------  ----------
Total other revenues                        446.7       410.9       857.6
                                         --------  ----------  ----------
Total costs and expenses                    333.2       300.0       633.2
                                         --------  ----------  ----------
Income before income taxes                  207.2       313.3       520.5
Income taxes                                 70.2       125.8       196.0
                                         --------  ----------  ----------
Net income                               $  137.0  $    187.5  $    324.5
                                         ========  ==========  ==========

See Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

                HOUSEHOLD FINANCE CORPORATION AND SUBSIDIARIES
               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                  For the Three Months Ended March 31, 1997
                                 (Unaudited)
                                (In millions)


                                           HFC     Beneficial  Pro Forma
                                         --------  ----------  ----------
Finance and other interest income        $  506.6  $    538.3  $  1,044.9
Interest expense                            233.2       214.7       447.9
                                         --------  ----------  ----------
Net interest margin                         273.4       323.6       597.0
Provision for credit losses on owned
  receivables                               233.5        93.1       326.6
                                         --------  ----------  ----------
Net interest margin after provision for
  credit losses                              39.9       230.5       270.4
                                         --------  ----------  ----------
Total other revenues                        420.0       234.3       654.3
                                         --------  ----------  ----------
Total costs and expenses                    321.3       302.4       623.7
                                         --------  ----------  ----------
Income before income taxes                  138.6       162.4       301.0
Income taxes                                 49.5        61.7       111.2
                                         --------  ----------  ----------
Net income                               $   89.1  $    100.7  $    189.8
                                         ========  ==========  ==========

See  Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

                HOUSEHOLD FINANCE CORPORATION AND SUBSIDIARIES
               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     For the Year Ended December 31, 1997
                                 (Unaudited)
                                (In millions)


                                           HFC     Beneficial  Pro Forma
                                         --------  ----------  ----------
Finance and other interest income        $2,153.4  $  2,140.3  $  4,293.7
Interest expense                            998.5       855.0     1,853.5
                                         --------  ----------  ----------
Net interest margin                       1,154.9     1,285.3     2,440.2
Provision for credit losses on owned
  receivables                               801.1       485.3     1,286.4
                                         --------  ----------  ----------
Net interest margin after provision for
  credit losses                             353.8       800.0     1,153.8
                                         --------  ----------  ----------
Total other revenues                      1,758.1       815.4     2,573.5
                                         --------  ----------  ----------
Total costs and expenses                  1,326.2     1,183.3     2,509.5
                                         --------  ----------  ----------
Provision for loss on German disposal           -        58.8        58.8
                                         --------  ----------  ----------
Income before income taxes                  785.7       373.3     1,159.0
Income taxes                                272.3       119.6       391.9
                                         --------  ----------  ----------
Net income                               $  513.4  $    253.7  $    767.1
                                         ========  ==========  ==========

See Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

                HOUSEHOLD FINANCE CORPORATION AND SUBSIDIARIES
               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     For the Year Ended December 31, 1996
                                 (Unaudited)
                                (In millions)


                                           HFC     Beneficial  Pro Forma
                                         --------  ----------  ----------
Finance and other interest income        $1,963.8  $  2,040.0  $  4,003.8
Interest expense                            911.1       812.8     1,723.9
                                         --------  ----------  ----------
Net interest margin                       1,052.7     1,227.2     2,279.9
Provision for credit losses on owned
  receivables                               522.8       398.8       921.6
                                         --------  ----------  ----------
Net interest margin after provision for
  credit losses                             529.9       828.4     1,358.3
                                         --------  ----------  ----------
Total other revenues                      1,281.4       731.9     2,013.3
                                         --------  ----------  ----------
Total costs and expenses                  1,261.7     1,101.8     2,363.5
                                         --------  ----------  ----------
Income before income taxes                  549.6       458.5     1,008.1
Income taxes                                180.6       177.5       358.1
                                         --------  ----------  ----------
Net income                               $  369.0  $    281.0  $    650.0
                                         ========  ==========  ==========

See Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

                HOUSEHOLD FINANCE CORPORATION AND SUBSIDIARIES
               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     For the Year Ended December 31, 1995
                                 (Unaudited)
                                (In millions)


                                           HFC     Beneficial  Pro Forma
                                         --------  ----------  ----------
Finance and other interest income        $1,758.5  $  1,926.8  $  3,685.3
Interest expense                            824.6       816.2     1,640.8
                                         --------  ----------  ----------
Net interest margin                         933.9     1,110.6     2,044.5
Provision for credit losses on owned
  receivables                               511.0       280.2       791.2
                                         --------  ----------  ----------
Net interest margin after provision for
  credit losses                             422.9       830.4     1,253.3
                                         --------  ----------  ----------
Total other revenues                      1,355.5       471.4     1,826.9
                                         --------  ----------  ----------
Total costs and expenses                  1,341.2     1,006.6     2,347.8
                                         --------  ----------  ----------
Provision for restructuring and other           -        24.8        24.8
                                         --------  ----------  ----------
Income before income taxes                  437.2       270.4       707.6
Income taxes                                175.4       119.9       295.3
                                         --------  ----------  ----------
Net income                               $  261.8  $    150.5  $    412.3
                                         ========  ==========  ==========

See Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

                       NOTES TO THE UNAUDITED PRO FORMA
                   CONDENSED COMBINED FINANCIAL INFORMATION

Note 1. Basis of Presentation

On June 30, 1998, Household issued shares of its capital stock in exchange for all of the outstanding capital stock of Beneficial. The Merger was accounted for as a "pooling of interests" by Household. Upon completion of the Merger, substantially all the consolidated net assets of Beneficial were contributed to HFC. Accordingly, HFC's consolidated financial statements include the combined operations for all prior periods.

The unaudited pro forma condensed combined financial information reflects the Merger using the "pooling of interests" method of accounting and is based on the historical consolidated financial statements of HFC and Beneficial. The Unaudited Pro Forma Condensed Combined Balance Sheet assumes that the Merger was consummated on March 31, 1998. The Unaudited Pro Forma Condensed Combined Statements of Income give effect to the Merger as if it occurred on January 1, 1995.

Certain amounts in the historical financial statements of Beneficial have been reclassified to conform with HFC's historical financial statement presentation.

The unaudited pro forma condensed combined financial information should be read in conjunction with historical consolidated financial statements and the related notes thereto of each of HFC (as previously filed) and Beneficial which are included herein in Item 7(a).

Note 2. Merger and Integration Related Costs

In connection with the Merger, Household and HFC intend to merge corporate functions, sell Beneficial's commercial bank business, sell or combine overlapping branches, sell or merge Beneficial's mortgage operations into HFC's, close Beneficial's United Kingdom ("UK") headquarters and merge Beneficial's UK operations into Household's existing UK business.

Household and HFC will incur pre-tax Merger and integration related costs of approximately $1 billion ($751 million after-tax) during the quarter ended June 30, 1998. These costs include approximately $284 million in lease exit costs, $161 million in fixed asset write-offs related to closed facilities, $240 million in severance and change in control payments, $140 million in asset writedowns to reflect modified business plans, $66 million in investment banking fees, $34 million in legal and other expenses, and $75 million in prepayment premiums related to debt.

The estimated Merger and integration related costs include approximately $286 million in non-cash charges. Cash payments of approximately $714 million will be funded through HFC's existing operations and commercial paper and other borrowings. In addition, HFC expects to receive tax benefits of approximately $249 million. Substantially all of the cash payments are expected to be made by the end of 1998.

                       NOTES TO THE UNAUDITED PRO FORMA
            CONDENSED COMBINED FINANCIAL INFORMATION - (Continued)

These amounts, including the related tax effect, have been reflected in the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1998 and are not reflected in the Unaudited Pro Forma Condensed Combined Statements of Income as they are not expected to have a continuing impact on the combined company.

Note 3. Operating Costs Savings

The combined company expects to achieve substantial annual pre-tax cost savings of approximately $450 million (approximately $300 million after-tax) through the elimination of redundant staff functions and corporate overhead, consolidation of product lines, data processing and back office functions, and the elimination of certain duplicate or excess office facilities. Based on Household management's current estimates, approximately 90% of the operating cost savings are expected to be achieved on a run-rate basis by the end of 1999 (which estimates as to timing and amount have been modestly refined since the public announcement of the Merger and at the time that the analyses were performed by Household's and Beneficial's financial advisors in connection with their respective fairness opinions). These savings should continue to benefit the combined company in future years. No adjustment has been included in the unaudited pro forma financial information for the anticipated operating cost savings. There can be no assurance that the anticipated cost savings will be in the expected amounts or at the times anticipated.